                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              Financial Statements

                                      with

                         Accountant's Compilation Report

                                 AUGUST 31, 2000


                                  PREPARED BY:

                           FREIREICH & SHAPIRO, L.L.P.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              8707 N. SKOKIE BLVD.
                                SKOKIE, IL 60077

                                 (847) 675-4275

                     PRION DEVELOPMENTAL LABORATORIES, INC.

                                TABLE OF CONTENTS

                                                                        Page
COMPILATION REPORT                                                        2

HISTORICAL FINANCIAL STATEMENTS:

     Balance Sheet, August 31, 2000 (Exhibit A)                           3

     Statement of Operations, Period Ended August 31, 2000
       (Exhibit B)                                                        4

     Statement of Changes in Stockholders' Equity,
       For the Period from Inception (November 10, 1998)
       to August 31, 2000 (Exhibit C)                                     5

     Statement of Cash Flows, Period ended August 31, 2000
       (Exhibit D)                                                        6

     Notes to Financial Statements                                      7-8

                           FREIREICH & SHAPIRO, L.L.P.
                          CERTIFIED PUBLIC ACCOUNTANTS
                            AND BUSINESS CONSULTANTS

To the Board of Directors
Prion Developmental Laboratories, Inc.
Buffalo Grove, IL 60089

We have compiled the accompanying balance sheets of Prion Developmental Laboratories, Inc. (A Development Stage Company) for the period ended August 31, 2000, and the related statements of operations, and accumulated deficit, and cash flows, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. I have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.


FREIREICH & SHAPIRO, L.L.P.
Certified Public Accountants

August 25, 2000

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                  Balance Sheet
                                 August 31, 2000

              Assets

Other Assets
  Organization Costs (net of accumulated
  amortization of $31,166 - Note E)                                         $  53,834
                                                                             ---------

Total Assets                                                                 $  53,834
                                                                             =========

              Liabilities and Stockholders Equity

Current Liabilities
  Accrued Expenses (Note H)                                                  $  79,024
  Due to Affiliate (Note F)                                                    220,723
  Due to Shareholder (Note G)                                                   17,550

Stockholders' Equity
  Common Stock (no par value; 1,000,000
    shares authorized; 300,000 shares
    issued and outstanding - Note C)                       $      -
Deficit accumulated during the development
  stage                                                     263,463
                                                           --------

                                                                              (263,463)
                                                                             ---------

Total Liabilities and Stockholders Equity                                    $  53,834
                                                                             =========

           See notes to financial statements and accountants' report

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             Statement of Operations
      For the Period from Inception (November 10, 1998) to August 31, 2000

                                                                                   Period
                                                                               From Inception
                                                                            November 10, 1998 to
Research and Administrative Expenses                        2000               August 31, 2000
                                                        -----------         --------------------
  Amortization                                           $ 11,333                 $  31,166
  Consultants                                              66,024                   184,464
  Professional Fees                                        13,000                    44,500
  Travel                                                    3,333                     3,333
                                                         --------                 ---------

Total Research and Administrative Expenses                 93,690                   263,463
                                                         --------                 ---------

Net Loss (to Exhibit C)                                  $(93,690)                $(263,463)
                                                         ========                 =========

            See notes to financial statements and accountants' report

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   Statement of Changes in Stockholders Equity
      For the Period from Inception (November 10, 1998) to August 31, 2000

                                                                           Deficit
                                                                         Accumulated
                                                                           During the
                                                                         Development
                                                                             Stage
                                                                         ------------
Balance, January 1, 2000                                                  $(169,773)

Net Loss for Period (Exhibit B)                                             (93,690)
                                                                          ---------

Balance, August 31, 2000                                                  $(263,463)
                                                                          =========

            See notes to financial statements and accountants' report

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                             Statement of Cash Flows
      For the Period from Inception (November 10, 1998) to August 31, 2000

                                                                                                Period
                                                                                            From Inception
                                                                                         November 10, 1998 to
                                                                    August 31, 2000        August 31, 2000
                                                                    ---------------      --------------------
Cash Flows from Operating Activities
  Net loss (Exhibit B)                                                 $(93,690)              $(263,463)
                                                                       --------               ---------
  Adjustments to reconcile net loss to net cash
    used in operating activities:
      Amortization                                                       11,333                  31,166
      Increase in organization costs                                          -                 (85,000)
      Increase in accounts payable and accrued expenses                  79,024                  79,024
                                                                       --------               ---------
                                                                         90,357                  25,190
                                                                       --------               ---------
  Net cash used in operating activities                                $ (3,333)              $(238,273)
                                                                       --------               ---------

Cash Flows from Financing Activities:
  Proceeds from affiliate                                                 3,333                 220,723
  Proceeds from shareholder                                                   -                  17,550
                                                                       --------               ---------

  Net cash provided by financing activities                               3,333                 238,273
                                                                       --------               ---------

Cash, end of Period                                                    $      -               $       -
                                                                       ========               =========

            See notes to financial statements and accountants' report

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        Notes to the Financial Statements
                                 August 31, 2000

NOTE A - NATURE OF ACTIVITIES

The Company Prion Development Laboratories, Inc. (PDL) was incorporated in the state of Maryland on November 10, 1998 and conducts its operations from offices in Buffalo Grove, IL. Management of Prion Developmental Laboratories, Inc. (Company) believes that it can develop and market an assay which can be used to detect prion diseases, such as "Mad Cow Disease", primarily for use on animals, and to a lesser extent, on humans.

Since 1998, the Company's operations have consisted of only start-up costs and expenses to promote the concept of the Company, which PDL hopes will develop into the model described below. If successful, PDL management states that PDL will operate in its first two years as a research and development company.

The expected model for commercialization will be direct manufacturing, distribution and sale of the prion-based assay to major blood fractionating firms, University Hospital blood banks, pharmaceutical companies, and to the cattle feed and animal husbandry industries. Licensing of the assay will be for clinical use. This may be undertaken via arrangements with existing large contractual suppliers of prescribed therapeutics, hospitals, clinics and private physicians or through direct marketing arrangements.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies follows:

     BASIS OF PRESENTATION:

     The accompanying financial statements have been presented on the accrual basis of accounting.

     AMORTIZATION:

     Amortization of organization expenses has been computed on the straight-line method, utilizing a 60-month useful life.

     USE OF ESTIMATES:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from the estimates.

NOTE C - COMMON STOCK

Common stock issued other than for cash was recorded as follows:

     Issued to founders at par value of ($.00001 per share)

                     PRION DEVELOPMENTAL LABORATORIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                        Notes to the Financial Statements
                                 August 31, 2000

NOTE D - INCOME TAXES

The Company has available net operating loss carry forwards of $263,463, expiring in the year 2014. The resulting deferred tax asset in the approximate amount of $92,200 has been fully reserved as of August 31, 2000.

NOTE E - ORGANIZATION COSTS

The composition of organization costs associated with the promotion and incorporation of the Company using the straight-line method over a sixty-month period is as follows:

Cost*                                    $ 85,000
Less:  Accumulated Amortization           (31,166)
                                         --------

Balance                                  $ 53,834
                                         ========

*(Corporate promotion, $80,000; legal start-up costs, $5,000)

NOTE F - DUE TO AFFILIATE

Efoora, Inc., an affiliate of the Company, gave a non-interest-bearing loan to Prion Developmental Laboratories, Inc. in the amount of $220,723, for organizational expenses and initial working capital during 1998, 1999, and 2000. Efoora, Inc., has agreed, however, to forgive this debt in exchange for its share of equity in Prion Developmental Laboratories, Inc. During 2000, Efoora, Inc. paid $3,333 in travel expenses on behalf of the Company.

NOTE G - DUE TO SHAREHOLDER

During 1999, David Grosky, a shareholder of the Company, gave a non-interest-bearing loan to Prion Developmental Laboratories, Inc. in the amount of $17,550 in payment of auto and travel expenses, and professional fees.

NOTE H - ACCRUED EXPENSES

On August 24, 2000, the Company received an invoice from one of its consultants for $66,024 under a previously written consultancy agreement. This balance has been recognized as a liability as of August 24, 2000. The remaining $13,000 represents legal and accounting fees.